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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 26, 2000
                Date of Report (Date of earliest event reported)

                          PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Mississippi                      0-30050                64-0709834
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)

                                 (228) 435-5511
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On May 26, 2000, Peoples Financial Corporation issued a press release announcing a stock repurchase program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                    99. Press Release issued by Peoples Financial Corporation dated May 26, 2000, headed "Peoples Financial Corporation Authorizes Stock Repurchase Program."




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2000

                                    PEOPLES FINANCIAL CORPORATION


                                    By:   /s/ ANDY CARPENTER
                                        ----------------------------------------
                                          Andy Carpenter
                                          Vice-Chairman









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

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
--------            -----------
  99                Press Release issued by Peoples Financial Corporation dated
                    May 26, 2000, headed "Peoples Financial Corporation
                    Authorizes Stock Repurchase Program."